UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

 Looksmart Group Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-554400	47-364-3516

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

2850 W. Horizon Ridge Parkway, Suite 200 Henderson, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

(415) 348-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01   Changes in Registrant’s Certifying Accountant.

On May 6, 2016, Looksmart Group, Inc., a corporation incorporated under the laws of the State of Nevada (the “Company”) received resignation letter from AWC LLP (“AWC”) (formerly known as Albert Wong & Co., LLP)  as the Company’s independent registered public accounting firm. The resignation of AWC was accepted by the Company’s audit committee.

The principal accountant’s reports of AWC on the financial statements of the Company as of and for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except that the report was qualified as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period through May 6, 2016, there were no disagreements with AWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of AWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s two most recent fiscal years and the subsequent interim period through May 6, 2016, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided AWC with a copy of the foregoing disclosure and requested AWC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated May 6, 2016, furnished by AWC is filed as Exhibit 16.1 to this Form 8-K.

On May 6, 2016, the Company’s Board of Directors approved the engagement of DCAW (CPA) Limited (“DCAW”) as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period through May1, 2016, neither the Company nor anyone on its behalf consulted with DCAW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that DCAW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from AWC LLP dated May 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOKSMART GROUP, INC.
Dated: May 3, 2016
	By:	/s/ Michael Onghai
	Name:	Michael Onghai
	Title:	Chief Executive Officer